Exhibit 10.2
EXECUTION COPY
AMENDED AND RESTATED
U.S. SECURITY AGREEMENT
dated as of June 9, 2008
as amended and restated as of
October 14, 2011
among
UNITED RENTALS, INC.,
UNITED RENTALS (NORTH AMERICA), INC.
and certain of their Subsidiaries,
as the Grantors,
and
BANK OF AMERICA, N.A.,
as Agent

Page
SECTION 23. Limitation on the Agent’s and the Other Secured Parties’ Duty in Respect of Collateral	17
SECTION 24. Miscellaneous	17
SECTION 25. Release	21
SECTION 26. Amendment and Restatement	21
Schedules

Schedule I		Pledged Equity and Pledged Debt
Schedule II	-	Jurisdictions of Organization
Schedule III	-	Patents, Trademarks and Copyrights

Exhibits

Exhibit A	-	Security Agreement Supplement

ii

AMENDED AND RESTATED U.S. SECURITY AGREEMENT
This Amended and Restated U.S. Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is dated as of October 14, 2011, among UNITED RENTALS, INC., a Delaware corporation (“Holdings”), UNITED RENTALS (NORTH AMERICA), INC., a Delaware corporation (the “Company”), each U.S. Guarantor (as defined in the Credit Agreement referred to below) listed on the signature pages hereof as a Grantor, and each Additional Grantor (as defined in Section 24(d)(ii) below) (each such Domestic Subsidiary and Additional Grantor, together with Holdings and the Company, the “Grantors”), and BANK OF AMERICA, N.A., as Agent (the “Agent”).
W I T N E S S E T H:
WHEREAS, Holdings, the Company, certain of their Subsidiaries, the Agent and the lenders party thereto are party to a credit agreement dated as of June 9, 2008 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, as of the date hereof, the Existing Credit Agreement is being amended and restated, without constituting a novation, pursuant to an amended and restated Credit Agreement dated as of even date herewith (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Company, the other U.S. Borrowers, the Canadian Borrower, the Specified Loan Borrower, the Guarantors, Bank of America, N.A., as Agent, and the lenders party thereto;
WHEREAS, in connection with the Existing Credit Agreement, each Grantor (and certain other grantors party thereto) entered into a U.S. Security Agreement, dated as of June 9, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Existing Security Agreement”);
WHEREAS, in order to induce the Agent and the Lenders to amend and restate the Existing Credit Agreement by the entering into of the Credit Agreement, to induce the Lenders to maintain and make loans and issue letters of credit as provided for in the Credit Agreement, and to induce the Lenders and their Affiliates to provide certain Bank Products, each Grantor is entering into this Agreement in favor of the Agent, and pursuant hereto is granting to the Agent, for the benefit of the Secured Parties, a security interest in and lien upon such Grantor’s Collateral (as defined below) to secure such Grantor’s Secured Obligations (as defined below);
WHEREAS, each Grantor is the owner of the shares of stock or other equity interests (the “Initial Pledged Equity”) set forth opposite such Grantor’s name on and as otherwise described in Schedule I hereto and issued by the Persons named therein and of the indebtedness (the “Initial Pledged Debt”) set forth opposite such Grantor’s name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein;

WHEREAS, it is a condition precedent to the amendment and restatement of the Existing Credit Agreement by the entering into of the Credit Agreement, the Agent and Lenders’ willingness to maintain and make loans and extend other financial accommodations under the Credit Agreement and the provision of certain Bank Products by the Lenders or their Affiliates that each Grantor grant to the Agent, for the benefit of the Secured Parties, a security interest in and lien upon all of the Collateral of such Grantor to secure such Grantor’s Secured Obligations; and
WHEREAS, in consideration for, among other things, the amendment and restatement of the Existing Credit by the execution and delivery of the Credit Agreement by the Agent and the Lenders, and to secure the full and prompt payment and performance of all of the Secured Obligations, the parties to this Agreement agree that each Grantor agrees to grant to the Agent, for the benefit of the Secured Parties, a security interest in the Collateral, in order to ensure and secure the prompt payment and performance of the Secured Obligations.
NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Security Agreement shall be amended and restated as follows:
SECTION 1. Defined Terms. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement. All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction (the “UCC”) to the extent the same are used or defined therein.
SECTION 2. Grant of Lien. (a) As security for the due and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) by each Grantor of all of its present and future Obligations (such Obligations, as to any Grantor, being the “Secured Obligations” of such Grantor), each Grantor hereby grants to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in and continuing lien on all of such Grantor’s right, title and interest in or to any and all of the following properties and assets of such Grantor and all powers and rights of such Grantor in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (collectively, the “Collateral”):
(i) all Accounts;
(ii) all Inventory, including all Rental Equipment;
(iii) all leases of Inventory, Equipment and other Goods (whether or not in the form of a lease agreement), including all Leases;
(iv) all documentation evidencing rights in any Inventory or Equipment, including all certificates, certificates of title, manufacturer’s statements of origin, and other collateral instruments;
(v) all contract rights, including contract rights in respect of any Like-Kind Exchange;

(vi) all Chattel Paper;
(vii) all Documents;
(viii) all Instruments;
(ix) all Supporting Obligations and Letter-of-Credit Rights;
(x) all General Intangibles (including Payment Intangibles and Software);
(xi) all Goods;
(xii) all Equipment;
(xiii) all Investment Property, including the following (the “Security Collateral”):
(A) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;
(B) all additional shares of stock and other equity interests of or in any issuer of the Initial Pledged Equity or any successor entity from time to time acquired by such Grantor in any manner (such equity interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other equity interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other equity interests and all subscription warrants, rights or options issued thereon or with respect thereto;
(C) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt; and
(D) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

(xiv) all money, cash, cash equivalents, securities and other property of any kind of such Grantor held directly or indirectly by the Agent, any Lender or any of their Affiliates;
(xv) all of such Grantor’s Material Accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Grantor maintains deposits, including all Payment Accounts;
(xvi) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property; and
(xvii) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;
provided, however, the “Collateral” shall not include:
(a) any rights or interests of a Grantor in any contract if, under the terms of such contract or any Requirement of Law with respect thereto, the valid grant of a security interest or other Lien therein to the Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived, provided that the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is ineffective or unenforceable under the UCC (including Sections 9-406, 9-407, 9-408 or 9-409) or any other applicable law or (ii) so as to limit, impair or otherwise affects the Agent’s unconditional continuing security interest in and Lien upon any rights or interests of Grantors in or to monies due or to become due under any such contract (including any Accounts);
(b) to the extent U.S. Obligations are secured thereby, any of the outstanding voting equity or other voting ownership interests of a Foreign Entity (as defined below) in excess of 65% of the voting power of all classes of equity or other ownership interests of such Foreign Entity entitled to vote;
(c) any “intent-to-use” United States of America based trademark or service mark application until such time that a statement of use has been filed with the United States Patent and Trademark Office for such application, unless the grant of a security interest therein would not render such “intent-to-use” based trademark or service mark application invalid or subject to cancellation;
(d) any property that is subject to a lien securing purchase money or sale/leaseback Debt permitted under the Credit Agreement pursuant to documents that prohibit such Grantor from granting any other Liens in such property, and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived, and only for so long as such Debt remains outstanding;

(e) except to the extent specifically provided herein, (i) Accounts, Leases, contractual rights or any other assets (other than Inventory or Equipment) subject to any Qualified Receivables Transaction or (ii) Accounts, Leases, contractual rights or any other assets subject to any Like-Kind Exchange;
(f) the equity interests, and any certificates or instruments in respect thereof, in United Rentals of Nova Scotia (No. 1), ULC and United Rentals of Nova Scotia (No. 2), ULC or any other unlimited liability company organized under the laws of Nova Scotia; and
(g) the equity interests, and any certificates or instruments in respect thereof, in United Rentals Industrial Services, LLC and any other joint venture or non-wholly owned Subsidiary, the governing agreements of which prohibit the pledge or other granting of security over equity interests in such Subsidiary and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived.
As used herein “Foreign Entity” shall mean, with respect to the Grantors, any corporation, partnership, limited liability company or other business entity (x) which is organized under the laws of a jurisdiction other than a state of the United States or the District of Columbia, and (y) of which securities or other ownership interests representing more than 50% of the equity, more than 50% of the ordinary voting power, more than 50% of the general partnership interests or more than 50% of the limited liability company membership interest are, at the time of any determination is being made, owned directly or indirectly in the aggregate by all such Grantors.
All of the Secured Obligations of any Grantor shall be secured by all of the Collateral of such Grantor and any other property of such Grantor that secures any of the Secured Obligations.
SECTION 3. Perfection and Protection of Security Interest. (a) Except as explicitly set forth herein or in the Credit Agreement, each Grantor shall, at its expense, perform all steps reasonably requested in writing by the Agent at any time to perfect, maintain or protect the Agent’s Liens, including: (i) executing and filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Agent; (ii) causing certificates of title to be issued for all Titled Goods, the Agent’s Lien to be noted thereon in each case in accordance with the provisions of the Credit Agreement and the other Loan Documents to which such Grantor is a party; (iii) executing, delivering and/or filing and recording in all appropriate offices of the Intellectual Property Security Agreement (to the extent required under the Credit Agreement or any other Loan Document to which such Grantor is a party); (iv) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued; (v) when an Event of Default pursuant to Sections 10.1(a), (c)(i), (e), (f), (i) and (n) of the Credit Agreement has occurred and is continuing, at the reasonable request of the Agent, transferring Inventory to warehouses or other locations designated by the Agent; (vi) when an Event of Default has occurred and is continuing, placing notations on such Grantor’s books of account to disclose the Agent’s Liens; (vii) taking such other steps as are deemed reasonably necessary or desirable by the Agent to maintain and protect the Agent’s Liens and (viii) in the case of the Security Collateral, (A) if any Pledged Debt shall be evidenced by a promissory note or other instrument with an individual amount in excess of $5,000,000, deliver and pledge to the Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent and (B) deliver and pledge to the Agent for benefit of the Secured Parties certificates representing Pledged Equity that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank.
(b) Unless the Agent shall otherwise consent in writing (which consent may be revoked at any time and from time to time), each Grantor shall deliver to the Agent all the Collateral consisting of negotiable Documents, Chattel Paper and Instruments, in each case, with an individual value in excess of $5,000,000, and all certificated securities (accompanied by stock powers executed in blank), in each case promptly after such Grantor receives the same, but if an Event of Default has occurred and is continuing, each Grantor agrees to deliver to the Agent all such Collateral (regardless of value) upon the Agent’s request.
(c) Upon obtaining an interest therein (but in the case of clause (ii) below, subject to the time period specified in Section 8.27(a) of the Credit Agreement), unless waived by the Agent in writing (which waiver may be revoked at any time and from time to time), each Grantor shall obtain control or blocked account agreements, in form and substance reasonably satisfactory to the Agent, executed and delivered by (i) each securities intermediary, and commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor, and (ii) each depository bank at which such Grantor maintains a Material Account.
(d) If any Grantor is or becomes the beneficiary of a letter of credit with an individual face amount in excess of $5,000,000, such Grantor shall promptly notify the Agent thereof and, unless otherwise consented by the Agent, enter into a tri-party agreement with the Agent and the issuer and/or confirming bank with respect to Letter-of-Credit Rights, whereby such Grantor assigns such Letter-of-Credit Rights to the Agent and directs all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to the Agent.
(e) Each Grantor shall take all commercially reasonable steps necessary to grant the Agent control of all electronic chattel paper in accordance with the UCC or other applicable law and all “transferable records” as defined in the Uniform Electronic Transactions Act.
(f) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any UCC or other applicable filing office any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC of the State of New York or such jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including where applicable whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any UCC or other applicable filing office any like initial financing statements or amendments thereto if filed prior to the date hereof.
(g) Each Grantor shall promptly notify the Agent of any commercial tort claim (as defined in the UCC) involving a claim for damages in excess of $5,000,000, initiated or acquired by it and unless otherwise consented by the Agent, such Grantor shall enter into a supplement to this Agreement, granting to the Agent a Lien in such commercial tort claim.
(h) So long as the Credit Agreement or the U.S. Guarantee Agreement is in effect and until Full Payment of all Secured Obligations, the Agent’s Liens shall continue in full force and effect in all the Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation), provided that, the Agent agrees to release its Lien in any Collateral that is sold or disposed of by a Grantor as permitted pursuant to the Credit Agreement subject to the satisfaction of any conditions to release (if any) set forth in the Credit Agreement, including the continuance of the Agent’s Lien in any proceeds of such released Collateral.
(i) Without limiting the prohibitions on mergers or other transactions involving any Grantor contained in the Credit Agreement, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction or change its type of entity or jurisdiction of organization as identified in the Perfection Certificate unless (i) such Grantor shall have provided not less than thirty (30) days (or such shorter period as the Agent may agree) prior written notice to the Agent of such reincorporation or reorganization, (ii) such Grantor shall have executed and delivered to the Agent all documents, agreements and instruments reasonably requested by the Agent in order to maintain the validity, perfection, enforceability and priority of the Agent’s Lien in all of such Grantor’s Collateral, and (iii) such Grantor shall have authorized the Agent to file all such UCC financing statements and notices with the United States Patent and Trademark Office (or any similar office in any other country or any political subdivision thereof) with respect to patents, trademarks and other intellectual property Collateral, and made such other filings or recordings as are necessary to maintain the validity, perfection, enforceability and priority of the Agent’s Lien in all such Grantor’s Collateral.
(j) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed by the Agent without the prior written consent of the Agent and agrees that it will not do so without the prior written consent of the Agent, subject to such Grantor’s rights under Section 9 509(d)(2) of the UCC.
(k) No Grantor shall enter into any contract or agreement that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Leases, Instruments or Payment Intangibles or the proceeds of the foregoing to the Agent, except (x) for any joint venture agreement (solely with respect to restrictions on any such assets of the joint venture entity but in no event relating to any such assets of a Grantor) or (y) in the case of such a contract or agreement which evidences or secures Permitted Debt to the extent that the collateral restricted or prohibited by such contract or agreement arises solely out of the acquisition, sale or other disposition of such collateral thereunder.

(l) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor shall, to the extent the issuer thereof is an Affiliate of the Grantor, or otherwise use its commercially reasonable efforts to, cause the issuer thereof either (i) to register the Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Agent that such issuer will comply with instructions with respect to such security originated by the Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Agent.
(m) Each Grantor agrees that it will (i) cause each issuer of the Pledged Equity pledged by such Grantor not to issue any equity interests or other securities in substitution for or in addition to the Pledged Equity issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition thereof, any and all additional equity interests or securities required to be pledged pursuant to the Credit Agreement and deliver to the Agent for benefit of the Secured Parties certificates or instruments representing any Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank.
SECTION 4. Location of Collateral. Each Grantor represents that all of its Inventory (other than Inventory in transit) is, and covenants that all of its Inventory will be, located either (a) on premises owned or leased by such Grantor, (b) at a warehouse, which, if required by the Credit Agreement, subject to a warehousing arrangement between such Grantor and the applicable warehouseman, or (c) in the case of Inventory subject to a Lease, on premises owned or leased by the lessee of such Inventory; provided that such Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreements from any lessor and/or mortgagee of such premises to the extent reasonably requested by the Agent.
SECTION 5. Jurisdiction of Organization. Each Grantor represents and warrants to the Agent and the other Secured Parties that as of the Agreement Date: (a) Schedule II hereto identifies (i) such Grantor’s name as of the date hereof as it appears in official filings in the state or other jurisdiction of its incorporation or other organization, (ii) the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), (iii) the organizational identification number issued by such Grantor’s state, province or territory of incorporation or organization or a statement that no such number has been issued, and (iv) the jurisdiction in which such Grantor is incorporated or organized; and (b) such Grantor has only one state, province or territory of incorporation or organization.
SECTION 6. Title to, Liens on, and Sale and Use of Collateral. Each Grantor represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties that: (a) such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens; and (b) such Grantor will use, store, and maintain the Collateral with reasonable care and will use the Collateral for lawful purposes only.

SECTION 7. Access and Examination. The Agent may, without expense to the Agent, use such of each Grantor’s respective personnel, supplies, and Real Estate as may be reasonably necessary for maintaining or enforcing the Agent’s Liens. Subject to the terms of the Credit Agreement, the Agent shall have the right, at any time, in the Agent’s name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, Leases, or other Collateral, by mail, telephone, or otherwise.
SECTION 8. Accounts. (a) No Grantor shall accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account not subject to any Qualified Receivables Transactions unless upon such Grantor’s receipt of any such instrument (unless otherwise agreed by the Agent or if the value of such single instrument does not exceed $5,000,000) such Grantor promptly delivers such instrument to the Agent, endorsed by such Grantor to the Agent in a manner reasonably satisfactory in form and substance to the Agent.
SECTION 9. [Intentionally Omitted]
SECTION 10. Inventory; Perpetual Inventory. Each Grantor represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties that all of the material Inventory owned by such Grantor is and will be held for sale or lease in the ordinary course of such Grantor’s business, and is and will be fit (ordinary wear and tear and casualty events excepted) for such purposes. Each Grantor will keep its material Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of such Grantor’s business and casualty events. No Grantor will, without the prior written consent of the Agent, acquire or accept any Inventory on consignment or approval. No Grantor will, without the Agent’s written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.
SECTION 11. Documents, Instruments and Letter-of-Credit Rights. Each Grantor represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties that (a) all Documents, Instruments and Letter-of-Credit Rights describing, evidencing, or constituting the Collateral, in each case, with an individual value or face value in excess of $5,000,000, and all signatures and endorsements of any Grantor or Affiliate thereon, are and will be complete, valid, and genuine, (b) all goods constituting Collateral evidenced by such Documents, Instruments and Letter-of-Credit Rights are and will be owned by such Grantor, free and clear of all Liens other than Permitted Liens and (c) in the case of the Pledged Equity, all certificates or instruments representing or evidencing the Pledged Equity shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent.
SECTION 12. Leases and Other Chattel Paper. (a) Each Grantor hereby represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties, with respect to such Grantor’s Leases, that (except, in each case, as it would not be reasonably expected to have a Material Adverse Effect): (i) each Lease represents a bona fide lease and delivery of goods by such Grantor in the ordinary course of such Grantor’s business; (ii) all amounts described as being payable by a lessee in any existing Lease are for a liquidated amount payable by such lessee thereon on the terms set forth in such Lease, without any offset, deduction, defense, or counterclaim except in the ordinary course of business; (iii) each copy of a Lease delivered to the Agent by such Grantor will be a genuine copy of the original of such Lease; and (iv) (except in the case of Progress Billings) all goods described in any Lease that has been delivered to the Agent shall be or will have been delivered to and accepted by the lessee thereunder (subject to the terms of such Lease).
(b) No Grantor shall accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Lease unless upon such Grantor’s receipt of any such instrument unless otherwise agreed by the Agent or if such single instrument has a face value that does not exceed $5,000,000, such Grantor promptly delivers such instrument to the Agent, endorsed by such Grantor to the Agent in a manner reasonably satisfactory in form and substance to the Agent.
(c) Each Grantor represents and warrants to the Agent and the other Secured Parties that all Goods that are covered by such Leases and Chattel Paper are owned by such Grantor, free and clear of all Liens other than Permitted Liens.
SECTION 13. Right to Cure. The Agent may, in its reasonable discretion, and shall, at the direction of the Required Lenders, pay any amount or do any act required of any Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Secured Obligations, the Collateral or the Agent’s Liens therein, and which any Grantor fails to pay or do following notice by the Agent to Grantors (unless an Event of Default has occurred or is continuing, or unless Agent has reason to believe exigent circumstances may exist, in which events, no such notice shall be required), including payment of any judgment against any Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord’s or bailee’s claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this Section 13 and all documented out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged as a U.S. Revolving Loan, and the Agent agrees to notify the U.S. Borrowers thereof; provided that neither the Agent’s right to make any such payments and charge the same as a U.S. Revolving Loan, nor the U.S. Borrowers’ obligation to repay any such U.S. Revolving Loan, shall be conditioned in any way upon the Agent’s providing such notification. Any payment made or other action taken by the Agent under this Section 13 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.
SECTION 14. Power of Attorney. Each Grantor hereby appoints the Agent and the Agent’s designee as such Grantor’s attorney, with power exercisable upon the occurrence and during the continuance of an Event of Default: (a) to endorse such Grantor’s name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent’s or any of the other Secured Parties’ possession; (b) to sign such Grantor’s name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting the Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) to notify the post office authorities to change the address for delivery of such Grantor’s mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Grantor; (d) to send requests for verification of Accounts and Leases (other than Accounts and Leases subject to any Qualified Receivables Transactions) to Account Debtors and lessees; (e) to complete in such Grantor’s name or the Agent’s name, any order, sale, lease or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) to clear Inventory through customs in such Grantor’s name, the Agent’s name or the name of the Agent’s designee, and to sign and deliver to customs officials powers of attorney in such Grantor’s name for such purpose; (g) to the extent that such Grantor’s authorization given in Section 3(f) of this Agreement is not sufficient, to file such financing statements with respect to this Agreement; and (h) to do all things necessary to carry out the Credit Agreement, this Agreement and the other Loan Documents. Each Grantor ratifies and approves all acts of such attorney. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and Full Payment of the Obligations has occurred.
SECTION 15. The Agent’s and the Other Secured Parties’ Rights, Duties and Liabilities. (a) As between the Grantors and the Secured Parties, each Grantor assumes all responsibility and liability arising from or relating to the use, sale, lease, license or other disposition of the Collateral. None of the Secured Obligations shall be affected by any failure of the Agent or any of the other Secured Parties to take any steps to perfect the Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Secured Obligations. Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of Grantors for the Secured Obligations, or any other agreement now or hereafter existing between any of the Secured Parties and any Grantor.
(b) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each Lease and each of its other contracts, agreements and licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Agent nor any of the other Secured Parties shall have any obligation or liability under any Lease, contract, agreement or license by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Agent or any of the other Secured Parties of any payment relating to any Lease, contract, agreement or license pursuant hereto. Neither the Agent nor any of the other Secured Parties shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Lease, contract, agreement or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Lease, contract, agreement or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(c) With respect to Accounts and Leases, in each case not subject to any Qualified Receivables Transactions or Like-Kind Exchange, the Agent may, at any time after an Event of Default shall have occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Grantor, notify Account Debtors, parties to Leases and other Persons obligated on the Collateral that the Agent has a security interest therein, and that payments shall be made directly to the Agent, for the benefit of the Secured Parties. Upon the request of the Agent, each Grantor shall so notify Account Debtors and other Persons obligated on such Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on such Collateral and while any Event of Default exists and is continuing, no Grantor shall give any contrary instructions to such Account Debtor or other Person without the Agent’s prior written consent.
(d) With respect to Accounts and Leases, in each case not subject to any Qualified Receivables Transactions or Like-Kind Exchange, in connection with any audit, inspection or appraisal under, and subject to the terms of, Section 8.4 of the Credit Agreement, the Agent may at any time in the Agent’s own name, or in the name of any Grantor, communicate with Account Debtors, parties to Leases, contracts, agreements or licenses to which such Grantor is a party, and obligors in respect of Instruments to verify with such Persons, to the Agent’s satisfaction, the existence, amount and terms of Accounts, Leases, contracts and agreements, payment intangibles, Instruments or Chattel Paper. Grantors shall deliver to the Agent, at their own expense, the results of each physical verification, if any, which any Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of the Inventory.
SECTION 16. Patent, Trademark and Copyright Collateral. (a) Each Grantor represents and warrants to the Agent and the other Secured Parties that (i) as of the Agreement Date, such Grantor does not have any interest in, or title to, any material issued or applied-for patents, registered or applied-for trademarks or registered or applied-for copyrights except as set forth in Schedule III hereto, and (ii) this Agreement, together with the filing of the financing statements referred to in Section 3(f) of this Agreement, the recording of the U.S. Intellectual Property Security Agreement with the United States Patent and Trademark Office or any similar office in any other country or any political subdivision thereof and subsequent filings for any hereafter acquired, issued or applied-for patents, registered or applied-for trademarks or issued or applied-for copyrights, are effective to create valid, perfected, first priority (subject to Permitted Liens) and continuing Liens in favor of the Agent on such material patents, trademarks and copyrights and such perfected Liens are enforceable as such as against any and all creditors of such Grantor.
(b) Each Grantor shall notify the Agent promptly if it knows that any application or registration relating to any material patent, trademark or copyright (now or hereafter existing) owned or licensed by such Grantor will become abandoned or dedicated, or of any material and adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any similar office in any other country or any political subdivision thereof, or any court) regarding such Grantor’s ownership of any material patent, trademark or copyright, its right to register the same, or to keep and maintain the same.
(c) If, before Full Payment of the Obligations and the termination of the Lenders’ commitments to lend under the Credit Agreement, any Grantor shall obtain ownership of any additional issued or applied-for patent, registered or applied-for trademark or issued or applied-for copyright (except to the extent any application for a trademark is excluded from the definition of “Collateral” under subclause (c) of Section 2 of this Agreement), with respect to goods sold in such Grantor’s business, the Agent shall have a Lien in, and the provisions of Section 2 shall automatically apply to, such issued or applied-for patent, registered or applied-for trademark or issued or applied-for copyright, and also to any composite marks or other marks of such Grantor which are confusingly similar to such mark, and such Grantor shall give to the Agent prompt written notice of such ownership within thirty (30) days of the end of each sixth month period or more frequently upon the request of the Agent, if an Event of Default has occurred and is continuing) in which such Grantor obtains ownership of such patent, trademark, or copyright. This Section 16(c) shall not apply to trademarks which are owned by others and licensed to any Grantor.
(d) Each Grantor authorizes the Agent to modify this Agreement by amending Schedule III to include any additional issued or applied-for patents, registered or applied-for copyrights or registered or applied-for trademarks (other than any “intent-to-use” United States of America based trademark or service mark application, until such time that a statement of use has been filed with the United States Patent and Trademark Office for such application), and to have this Agreement, as amended, or any other document evidencing the security interest granted therein, recorded in the U.S. Patent and Trademark Office (or any similar office in any other country or any political subdivision thereof) at the expense of such Grantor. The Agent shall provide notice to the Grantors of any amendment or modification to be effected pursuant to this Section.
(e) Upon written request of the Agent, each Grantor shall execute and deliver any and all security agreements and other notices of the Agent’s Liens as the Agent may reasonably request to evidence the Agent’s Lien on such patent, trademark or copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.
(f) Each Grantor shall take all actions reasonably necessary or reasonably requested by the Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine that such patent, trademark or copyright is not material to the conduct of its business.

(g) In the event that any Grantor has knowledge that any of the material patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify the Agent promptly after such Grantor learns thereof. Each Grantor shall, unless it shall reasonably determine that such patent, trademark or copyright Collateral is not material to the conduct of its business or operations, promptly take commercially reasonable actions including such actions as the Agent shall reasonably request under the circumstances to protect such patent, trademark or copyright Collateral.
SECTION 17. Voting Rights; Dividends; Etc.
(a) So long as no Event of Default shall have occurred and be continuing, each Grantor (i) shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof and (ii) shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents and subject to the requirement contained herein to deliver and pledge to the Agent any such dividends or distributions payable in the form of stock.
(b) Upon the occurrence and during the continuance of an Event of Default, all rights of each Grantor (i) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 17(a)(i) shall, upon notice to such Grantor by the Agent, cease and (ii) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 17(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.
SECTION 18. Indemnification. In any suit, proceeding or action brought by the Agent or any of the other Secured Parties relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor jointly and severally agrees to save, indemnify and keep the Agent and the other Secured Parties harmless from and against all expense (including reasonable and documented attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Grantor, except in the case of the Agent or any of the other Secured Parties, to the extent such expense, loss, or damage is attributable to the gross negligence, bad faith or willful misconduct of the Agent or such other Secured Party. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against the Agent or any of the other Secured Parties.
SECTION 19. Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Agent and the other Secured Parties in and to any of such Grantor’s rights under the Collateral against the claims and demands (other than Permitted Liens) of all Persons whomsoever.

SECTION 20. [Reserved].
SECTION 21. Remedies; Rights Upon Default. (a) In addition to all other rights and remedies granted to it under this Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations or pursuant to any other applicable law, if any Event of Default shall have occurred and be continuing, the Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that, if any Event of Default shall have occurred and be continuing, the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on the Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any of the other Secured Parties shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Agent and the other Secured Parties, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Agent shall have the right to conduct such sales on premises of any Grantor or elsewhere and shall have the right to use any Grantor’s premises without charge for such time or times as the Agent deems necessary or advisable.
(b) Each Grantor further agrees, at the Agent’s request following the occurrence and during the continuance of an Event of Default, to assemble the Collateral and make it available to the Agent at a place or places designated by the Agent which are reasonably convenient to the Agent and such Grantor, whether at such Grantor’s premises or elsewhere. Until the Agent is able to effect a sale, lease, or other disposition of the Collateral, the Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Agent. The Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to the Collateral while the Collateral is in the possession of the Agent. The Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Agent’s remedies (for the benefit of the Agent and the other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by the Agent of any other amount required by any provision of law, need the Agent account for the surplus, if any, to the applicable Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Agent or any of the other Secured Parties arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence, bad faith or willful misconduct of the Agent or such Secured Party as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by the Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable, jointly and severally with the other Grantors, for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees or other expenses (to the extent provided for herein or in the Credit Agreement) incurred by the Agent or any of the other Secured Parties to collect such deficiency.
(c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.
(d) To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare the Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to the Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on the Collateral or to remove Liens on or any adverse claims against the Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of the Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of the Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of the Collateral or to provide to the Agent a guaranteed return from the collection or disposition of the Collateral, (l) to dispose of Leases, Inventory and related Collateral in one or more portfolio sales or in individual sale transactions, or (m) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 21(d) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 21(d). Without limitation upon the foregoing, nothing contained in this Section 21(d) shall be construed to grant any rights to any Grantor or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 21(d).
SECTION 22. Grant of License to Use Proprietary Rights. Solely for the purpose of enabling the Agent to exercise rights and remedies under Section 21 hereof (including, without limiting the terms of Section 21 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of the Collateral), effective solely upon the occurrence and during the continuance of an Event of Default and exercisable at such time as the Agent shall be otherwise lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Proprietary Rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.
SECTION 23. Limitation on the Agent’s and the Other Secured Parties’ Duty in Respect of Collateral. The Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Agent nor any of the other Secured Parties shall have any other duty as to any Collateral in its possession or control or in the possession or control of the Agent or nominee of the Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.
SECTION 24. Miscellaneous. (a) Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
(b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

(c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Agent, the other Secured Parties and Grantors with respect to the matters referred to herein and therein; provided that, in the event of any conflict between the terms of this Agreement and the Credit Agreement, the terms of the Credit Agreement shall govern.
(d) No Waiver; Cumulative Remedies; Amendments and Additional Grantors.
(i) Neither the Agent nor any of the other Secured Parties shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Agent and then only to the extent therein set forth. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Agent or any of the other Secured Parties, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.
(ii) None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent and Grantors. Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, each reference in this Agreement and the other Loan Documents to the “Collateral” shall also mean and be a reference to the Collateral granted by such Additional Grantor and each reference in this Agreement to a Schedule shall also mean and be a reference to the schedules attached to such Security Agreement Supplement.
(e) Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

(f) Termination of this Agreement. Subject to Section 24(a) hereof, this Agreement shall terminate upon Full Payment of the Obligations and the termination of the Lenders’ commitments to lend under the Credit Agreement. In addition, the Agent shall release its Lien on any Collateral that is sold, transferred or otherwise disposed of to a Person that is not an Obligor, subject to the satisfaction of all conditions to release (if any) set forth herein and in the Credit Agreement, including the continuance of the Agent’s Lien in any proceeds of such Collateral, and provided that such sale, transfer of other disposition is authorized pursuant to this Agreement or is otherwise permitted pursuant to the Credit Agreement.
(g) Successors and Assigns. This Agreement and all obligations of each Grantor hereunder shall be binding upon and inure to the benefit of the successors and assigns of such Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights, remedies and obligations of the Agent hereunder, inure to the benefit of and be binding upon the Secured Parties, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Agent, for the benefit of the Secured Parties, hereunder. Except as expressly permitted by the terms of the Credit Agreement, no Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.
(h) Counterparts. This Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Agent, electronic means, all of which shall be equally valid.
(i) Governing Law.
(i) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, FURTHER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.
(ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA LOCATED IN NEW YORK COUNTY, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GRANTORS AND THE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GRANTORS AND THE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR

PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (x) THE AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GRANTOR OR ANY PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS AND (y) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.
(iii) SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWERS’ AGENT AT ITS ADDRESS SET FORTH IN SECTION 14.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.
(j) Waiver of Jury Trial. THE GRANTORS AND THE AGENT EACH IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GRANTORS AND THE AGENT EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.
(k) Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

(l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
(m) Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Sections 24(i) and Section 24(j), with its counsel.
(n) Benefit of the Secured Parties. All Liens granted or contemplated hereby shall be for the benefit of the Secured Parties and all proceeds or payments realized from the Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Credit Agreement and the other Loan Documents.
(o) Consent to Pledge of Partnership Units. In connection with the transactions contemplated under the Loan Documents, United Rentals Financing Limited Partnership hereby consents to United Rentals of Nova Scotia (No. 2) ULC entering into a partnership interest pledge agreement whereby it pledges all of its partnership units in UR Canadian Financing Partnership.
SECTION 25. Release(a) . Each of the parties hereto acknowledges and agrees that each of InfoManager Inc., United Rentals Realty LLC and Wynne Systems, Inc. (each, a “Released Grantor”) is an Immaterial Subsidiary, is no longer required to be a Grantor and is therefore entitled to be released as a Grantor hereunder. The Agent shall promptly execute and deliver, or cause to be promptly executed and delivered, such documents and agreements, and shall promptly take or cause to be taken such actions, as may be reasonably requested by the Grantors, at the Grantors expense, to effectuate the release of any and all Liens previously granted by the Released Grantors and to take such other actions as may be reasonably requested by the Grantors, at the Grantors expense, to evidence such release as may be reasonably requested by Holdings.
SECTION 26. Amendment and Restatement. On the date hereof, the Existing Security Agreement is hereby amended, restated and superseded in its entirety by this Agreement. The parties hereto acknowledge and agree that (i) this Agreement and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, payment and reborrowing, or termination of the “Obligations” (as defined under the Existing Credit Agreement) or the “Secured Obligations” (as defined under the Existing Security Agreement) or any of the other Loan Documents; (ii) such “Obligations” and “Secured Obligations” are in all respects continuing (as amended and restated on the date hereof); and (iii) the security interests, Lien and pledge granted under the Existing Security Agreement and the other Loan Documents are in all respects continuing and in full force and effect and are hereby fully ratified and affirmed in favor of the Agent, for the benefit of the Secured Parties. Without limiting the foregoing, each of the Grantors hereby fully and unconditionally ratifies and affirms this Agreement and agrees that all security interests, Liens and pledges granted hereunder and under the Existing Security Agreement shall from and after the date hereof secure all Secured Obligations hereunder and under the other Loan Documents.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS: UNITED RENTALS, INC.
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Senior Vice President and Treasurer

UNITED RENTALS (NORTH AMERICA), INC.
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Senior Vice President and Treasurer

UNITED RENTALS NORTHWEST, INC.
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS FINANCING LIMITED PARTNERSHIP By its General Partner, United Rentals of Nova Scotia (No. 1), ULC
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS (DELAWARE), INC.
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 2), ULC
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

AGENT: BANK OF AMERICA, N.A., as Agent
By:	/s/ Cynthia G. Stannard
	Name:	Cynthia G. Stannard
	Title:	Senior Vice President

Solely for purposes of acknowledging Section 25 hereto:

INFOMANAGER INC.
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS REALTY LLC By United Rentals (North America), Inc., as its Sole Member
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

WYNNE SYSTEMS, INC.
By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

SCHEDULE I
to
AGREEMENT
PLEDGED EQUITY AND PLEDGED DEBT
PART I
Issued and Outstanding Stock

		No. of
Issuer	Certificate No.	Shares	Grantor	Issued	Outstanding
InfoManager, Inc.	5	625,000	United Rentals (North America), Inc.	625,000	625,000
United Rentals of Canada, Inc.			United Rentals Highway Technologies Gulf, LLC	10,000	10,000
	C-2	10,000
United Rentals (Delaware), Inc.	P-1	30,000 (preferred stock)	United Rentals (North America), Inc.	30,000	30,000
United Rentals Highway Technologies Gulf, LLC	N/A	10,000	United Rentals Northwest, Inc.	10,000	10,000
United Rentals (North America), Inc.	2	1,000	United Rentals, Inc.	1,000	1,000
United Rentals Northwest, Inc.	1	484	United Rentals (North America), Inc.	484	484
United Rentals of Nova Scotia (No. 1), ULC	Certificate 5	87,043	United Rentals (Delaware), Inc	6,978,796	6,978,796
	Certificate 6	5,386,243
	Certificate 7	1,505,510
United Rentals of Nova Scotia (No. 2), ULC	Certificate 4	1,000	United Rentals (Delaware), Inc.	1,000	1,000
Wynne Systems, Inc.	6	1,000	United Rentals (North America), Inc.	1,000	1,000
Partnership Interests

Name of Company	Interest
United Rentals Financing Limited Partnership	United Rentals Nova Scotia (No. 1), ULC — 96.807% interest in URFLP United Rentals Nova Scotia (No. 2), ULC — 3.193% interest in URFLP

UR Canadian Financing Partnership	United Rentals Financing Limited Partnership 99% (certificate nos. 17, 18 and 19; total units: 15,828,268), and United Rentals Nova Scotia (No.2), ULC 1%
(Note: Cert No. 17 — 10,163,992 units; Cert No. 18- 5,518,267 units; Cert No. 19 — 146,009 units)

United Rentals Receivables LLC II	(United Rentals (North America), Inc. is the sole member and United Rentals, Inc. is the manager)

United Rentals Realty, LLC	United Rentals (North America), Inc. is the sole member and United Rentals, Inc. is the manager

Other Equity Interests
1.	185,567 common securities certificates of United Rentals Trust I owned by United Rentals, Inc.
2.
99.9% of the equity interest of Provisto, S. de R.L. de C.V. owned by United Rentals (Delaware), Inc. and .1% of the equity interest of Provisto, S. de R.L. de C.V. owned by United Rentals Northwest, Inc. 99.999997% of the equity interest of United Rentals, S. de R.L. de C.V. owned by United Rentals (Delaware), Inc. and .000003% of the equity interest of United Rentals, S. de R.L. de C.V. owned by United Rentals Northwest, Inc.

3.	.16129% of the equity interest of Wynne Systems EMEA owned by United Rentals (North America), Inc.
PART II
Pledged Debt
1.	Global Intercompany Note, dated October 14, 2011.

SCHEDULE II
to
AGREEMENT
JURISDICTIONS OF ORGANIZATION

	State/Province of
Grantor	Organization	Type of Entity	Organizational I.D.
United Rentals, Inc.	Delaware	Corporation	2922505
United Rentals (North America), Inc.	Delaware	Corporation	2785413
United Rentals Northwest, Inc.	Oregon	Corporation	83917
United Rentals (Delaware), Inc.	Delaware	Corporation	3465858
United Rentals Highway Technologies Gulf, LLC	Delaware	Limited Liability Company	3329406
United Rentals of Nova Scotia (No.1), ULC	Nova Scotia	Limited Liability Company under Nova Scotia law	3060814
United Rentals of Nova Scotia (No.2), ULC	Nova Scotia	Limited Liability Company under Nova Scotia law	3060815
United Rentals Financing Limited Partnership	Delaware	Limited Partnership	4257258

SCHEDULE III
to
AGREEMENT
PATENTS, TRADEMARKS AND COPYRIGHTS

							Next
	App	Reg			File	Reg	Renew
Trademark	Number	Number	Status	Country	Date	Date	Date	Class	Owner
CONSIDER IT DONE	1295239	TMA733,843	Registered	Canada	27-Mar-2006	03-Feb-2009	03-Feb-2024	37	UNITED RENTALS, INC.
DESIGN MARK	876279	518170	Registered	Canada	24-Apr-1998	19-Oct-1999	19-Oct-2014	035,037 & 042	UNITED RENTALS, INC.
L’EQUIPMENT QU’IL VOUS FAUT, NOUS L’AVONS!	1067463	TMA567,559	Registered	Canada	18-Jul-2000	18-Sep-2002	18-Sep-2017	035, 037, 042	UNITED RENTALS, INC.
THE RIGHT EQUIPMENT. RIGHT NOW!	1052921	TMA575,374	Registered	Canada	29-Mar-2000	11-Feb-2003	11-Feb-2018	035, 037, 042	UNITED RENTALS, INC.
THE RIGHT EQUIPMENT. RIGHT NOW!	431685	680198	Registered	Mexico	19-Jun-2000	30-Nov-2000	pending	35	UNITED RENTALS, INC.
THE RIGHT EQUIPMENT. RIGHT NOW!	431682	681007	Registered	Mexico	19-Jun-2000	14-Dec-2000	19-Jun-2020	42	UNITED RENTALS, INC.
THE RIGHT EQUIPMENT. RIGHT NOW!	75/921,932	2419254	Registered	United States of America	17-Feb-2000	09-Jan-2001	09-Jan-2021	035, 042	UNITED RENTALS, INC.
THE UNDERGROUND EQUIPMENT SPECIALIST	75/756,944	2410275	Registered	United States of America	21-Jul-1999	05-Dec-2000	05-Dec-2020	37	UNITED RENTALS, INC.
UNITED RENTALS	75/445,513	2476091	Registered	United States of America	05-Mar-1998	07-Aug-2001	07-Aug-2021	035, 037, 042	UNITED RENTALS, INC.
UNITED RENTALS MISCELLANEOUS DESIGN	75/449,210	2,406,720	Registered	United States of America	12-Mar-1998	12-Nov-2000	12-Nov-2020	035, 037, 042	UNITED RENTALS, INC.
UNITED RENTALS	876152	518086	Registered	Canada	23-Apr-1998	18-Oct-1999	18-Oct-2014	035, 037, 042	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	2254631	1827565	Registered	Argentina	29-Nov-1999	02-May-2001	pending	37	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	2254632	1929994	Registered	Argentina	29-Nov-1999	02-Sep-2004	02-Sep-2014	42	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	2254630	1827564	Registered	Argentina	29-Nov-1999	02-May-2001	pending	35	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	1999-0009837	123726	Registered	Costa Rica	24-Nov-1999	05-Feb-2001	05-Feb-2011	35	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	1999-0009838	124567	Registered	Costa Rica	24-Nov-1999	22-Oct-2001	22-Oct-2011	37	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	1999-0009836	124540	Registered	Costa Rica	24-Nov-1999	22-Oct-2001	22-Oct-2011	42	UNITED RENTALS, INC.

							Next
	App	Reg			File	Reg	Renew
Trademark	Number	Number	Status	Country	Date	Date	Date	Class	Owner
UNITED RENTALS AND DESIGN	E-8478-99	12 BOOK 166	Registered	El Salvador	01-Dec-1999	04-Feb-2003	04-Feb-2013	37	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	7246/2000	7.33	Registered	Honduras	18-May-2000	27-Dec-2000	27-Dec-2020	42	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	7245/2000	7.329	Registered	Honduras	18-May-2000	27-Dec-2000	27-Dec-2020	37	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	409635	673099	Registered	Mexico	07-Feb-2000	29-Sep-2000	pending	41	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	409632	673098	Registered	Mexico	07-Feb-2000	29-Sep-2000	pending	39	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	409633	669974	Registered	Mexico	07-Feb-2000	30-Aug-2000	pending	37	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	421994	678920	Registered	Mexico	19-Apr-2000	28-Nov-2000	pending	35	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	421989	660547	Registered	Mexico	19-Apr-2000	26-Jun-2000	pending	40	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	409634	696659	Registered	Mexico	07-Feb-2000	26-Apr-2001	pending	42	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	99-04483	46613	Registered	Nicaragua	23-Dec-1999	24-Jan-2001	pending	42	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	99-04482	46612	Registered	Nicaragua	23-Dec-1999	24-Jan-2001	pending	37	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	99-04484	46614	Registered	Nicaragua	23-Dec-1999	24-Jan-2001	pending	35	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	108235	108235	Registered	Panama	21-Jun-2000	20-Nov-2001	pending	35	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	108234	108234	Registered	Panama	21-Jun-2000	20-Nov-2001	pending	37	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	108233	108233	Registered	Panama	21-Jun-2000	20-Nov-2001	pending	42	UNITED RENTALS, INC.
UNITED RENTALS EL EQUIPO ADECUADO. AL MOMENTO	630144	848979	Registered	Mexico	19-Nov-2003	24-Aug-2004	19-Nov-2013	35	UNITED RENTALS, INC.
UNITED RENTALS EL EQUIPO ADECUADO. AL MOMENTO	630143	848040	Registered	Mexico	19-Nov-2003	20-Aug-2004	19-Nov-2013	43	UNITED RENTALS, INC.
UNITED RENTALS THE RIGHT EQUIPMENT RIGHT NOW!	1081162	TMA598,919	Registered	Canada	02-Nov-2000	09-Jan-2004	09-Jan-2019	035, 037, 042	UNITED RENTALS, INC.
URDATA	1052617	TMA566,254	Registered	Canada	28-Mar-2000	22-Aug-2002	22-Aug-2017	35	UNITED RENTALS, INC.
URDATA	434407	730884	Registered	Mexico	04-Jul-2000	30-Jan-2002	04-Jul-2020	42	UNITED RENTALS, INC.
URDATA	434409	744011	Registered	Mexico	04-Jul-2000	30-Apr-2002	pending	37	UNITED RENTALS, INC.
URDATA	76/011015	2497914	Registered	United States of America	24-Mar-2000	16-Oct-2001	16-Oct-2021	35	UNITED RENTALS, INC.

							Next
	App	Reg			File	Reg	Renew
Trademark	Number	Number	Status	Country	Date	Date	Date	Class	Owner
GOT TOOLS?	78/401,442	3,034,458	Registered	United States of America	14-Apr-2004	27-Dec-2005	27-Dec-2015	Int’l Cl. 37	URNA (ASSIGNMENT TO URI PENDING)
ALL THE RIGHT TOOLS	76/376,777	3,069,631	Registered	United States of America	28-Feb-2002	21-Mar-2006	21-Mar-2016	Int’l Cl. 37	URNA (ASSIGNMENT TO URI PENDING)
THE TOOLS TO SATISFY	78/622,914	3,085,242	Registered	United States of America	04-May-2005	25-Apr-2006	25-Apr-2016	Int’l Cl. 37	URNA (ASSIGNMENT TO URI PENDING)
LEASCO	76/376,463	2,921,928	Registered	United States of America	28-Feb-2002	28-Feb-2002	01-Feb-2015	Int’l Cl. 37	URNA (ASSIGNMENT TO URI PENDING)
US RENTALS & DESIGN	74141973	1735268	Registered	United States of America	25-Feb-1991	24-Nov. 1992		Int’l CL 37, 39	UNITED RENTALS (NORTH AMERICA) INC.
UNITED GUARD	85342236	N/A	Pending	United States of America	9-June-2001	N/A	N/A	Int’l CL 36	UNITED RENTALS, INC.
UNITED RENTALS & DESIGN	853319031	N/A	Pending	United States of America	6-June-2011	N/A	N/A	Int’l CL 35, 17, 42	UNITED RENTALS, INC.
VERTICADE	76141032	2613339	Registered	United States of America	4-Oct- 2000	27-Aug.-2002		Int’l CL 9	UNITED RENTALS, INC.

Exhibit A to the
Security Agreement
FORM OF SECURITY AGREEMENT SUPPLEMENT
[Date of Security Agreement Supplement]
To: Bank of America, N.A., as Agent
Ladies and Gentlemen:
Reference is made to (i) Credit Agreement, dated as of October 14, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (the “Company”), the other U.S. Subsidiary Borrowers named therein (together with the Company, the “U.S. Borrowers”), United Rentals of Canada, Inc., a corporation amalgamated under the laws of the Province of Ontario (the “Canadian Borrower”), United Rentals Financing Limited Partnership (the “Specified Loan Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Agent and (ii) the Security Agreement dated as of October 14, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Agent for the benefit of the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.
SECTION 1. Grant of Lien. (a) As security for the due and prompt payment and performance when due (whether at the stated maturity, or on any earlier date of a required prepayment by reason of acceleration, demand or otherwise) by the undersigned of all of its present and future Obligations whether now or hereafter existing (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise, the undersigned hereby grants to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in and continuing lien on all of the undersigned’s right, title and interest in or to any and all of the following properties and assets of the undersigned and all powers and rights of the undersigned in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (collectively, the “Collateral”):
(i) all Accounts;
(ii) all Inventory, including all Rental Equipment;
(iii) all leases of Inventory, Equipment and other Goods (whether or not in the form of a lease agreement), including all Leases;

(iv) all documentation evidencing rights in any Inventory or Equipment, including all certificates, certificates of title, manufacturer’s statements of origin, and other collateral instruments;
(v) all contract rights, including contract rights in respect of any Like-Kind Exchange;
(vi) all Chattel Paper;
(vii) all Documents;
(viii) all Instruments;
(ix) all Supporting Obligations and Letter-of-Credit Rights;
(x) all General Intangibles (including Payment Intangibles and Software);
(xi) all Goods;
(xii) all Equipment;
(xiii) all Investment Property, including the Security Collateral of the undersigned
(xiv) all money, cash, cash equivalents, securities and other property of any kind of the undersigned held directly or indirectly by the Agent, any Lender or any of their Affiliates;
(xv) all of the undersigned’s Material Accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which the undersigned maintains deposits, including all Payment Accounts;
(xvi) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property; and
(xvii) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;
provided, however, the “Collateral” shall not include any asset or rights or interests of the undersigned as described in the proviso to Section 2(a) of the Security Agreement.
All of the Secured Obligations of the undersigned shall be secured by all of the Collateral of the undersigned and any other property of the undersigned that secures any of the Secured Obligations.

2

SECTION 2. Representations and Warranties. (a) The undersigned represents and warrants to the Agent and the other Secured Parties that as of the date hereof: (i) Schedule I hereto identifies (A) the undersigned name as of the date hereof as it appears in official filings in the state or other jurisdiction of its incorporation or other organization, (B) the type of entity of the undersigned (including corporation, partnership, limited partnership or limited liability company), (C) the organizational identification number issued by the undersigned’s state, province or territory of incorporation or organization or a statement that no such number has been issued, and (D) the jurisdiction in which the undersigned is incorporated or organized; and (ii) the undersigned has only one state, province or territory of incorporation or organization.
(b) The undersigned hereby makes each other representation and warranty set forth in the Security Agreement with respect to itself and the Collateral owned by it. The undersigned hereby represents and warrants to the Agent and the other Secured Parties that the attached Schedule II contains all information with respect to itself and the Collateral owned by it that is required to be set forth in Schedule II to the Security Agreement with respect to the Grantors and their Collateral and Schedule III contains all information with respect to itself and the Security Collateral owned by it that is required to be set forth in Schedule I to the Security Agreement with respect to the Grantors and their Security Collateral.
(c) The undersigned hereby makes each representation and warranty set forth in the Credit Agreement that is made with respect to any U.S. Obligor.
SECTION 3. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned, that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be, and that each reference in the Security Agreement to a Schedule shall also mean and be a reference to the schedules attached hereto.
SECTION 4. Obligations under the Credit Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as an Obligor, U.S. Obligor, Guarantor and U.S. Guarantor by all of the terms and provisions of the Credit Agreement to the same extent as though the undersigned were a party to the Credit Agreement in each such capacity from and after the date hereof. The undersigned further agrees, as of the date first above written, that each reference in the Credit Agreement to an “Obligor” or a “U.S. Obligor” or a “Guarantor” or “U.S. Guarantor” shall also mean and be a reference to the undersigned.
SECTION 5. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours, [NAME OF ADDITIONAL GRANTOR]
By:
Title:

Address for notices:

3

SCHEDULE I
to
AGREEMENT
JURISDICTIONS OF ORGANIZATION

State/Province of
Grantor	Organization	Type of Entity	Organizational I.D.

4

SCHEDULE II
to
AGREEMENT
PATENTS, TRADEMARKS AND COPYRIGHTS
Trademarks:

Application or
Grantor	Country	Trademark	Registration No.	Filing Date	Registration Date

Patents:

Application or
Grantor	Country	Title	Patent No.	Filing Date	Issue Date	Assignees

Copyrights:

Application or
Grantor	Country	Copyright	Registration No.	Filing Date	Registration Date

5

SCHEDULE III
to
AGREEMENT
PLEDGED EQUITY AND PLEDGED DEBT
PART I
PART II